UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2007

ClearPoint Business Resources, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51200	98-0434371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Manor Drive, Suite 110, Chalfont, PA 18914	18914
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 997-7710

Terra Nova Acquisition Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 12, 2007, under an Agreement and Plan of Merger dated August 9, 2006 (the “Merger Agreement”), Terra Nova Acquisition Corporation (“Terra Nova”) consummated a merger with ClearPoint Business Resources, Inc. (“ClearPoint”), a Delaware corporation. As a result, CPBR Acquisition, Inc., (“CPBR”) a Delaware corporation and wholly-owned subsidiary of Terra Nova, merged with and into ClearPoint. The parties to the Merger Agreement included Terra Nova, ClearPoint, CPBR and all of ClearPoint’s stockholders.

At the closing of the merger, the ClearPoint stockholders were issued an aggregate of 6,051,549 shares of Terra Nova common stock. On February 12, 2007, Terra Nova and ClearPoint issued a press release announcing the closing of the transaction (“Closing”), which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Also effective upon closing, Terra Nova changed its name to ClearPoint Business Resources, Inc. (the “Registrant”) and ClearPoint changed its name to ClearPoint Resources, Inc. Thus, Terra Nova is now a holding company called ClearPoint Business Resources, Inc., operating though its wholly-owned subsidiary, ClearPoint Resources, Inc. (hereinafter referred to as the “Company”).

In connection with the merger described above, on February 12, 2007, Terra Nova, Vahan Kololian, Mike Traina and Optos Capital LLC entered into a Voting Agreement pursuant to which Messrs. Kololian and Traina each agreed to vote for the other’s designees to the board of directors of the Registrant through the annual meeting of the stockholders to be held in 2008. The agreement is filed as Exhibit 10.2 to this Form 8-K. The agreement’s material terms are described in Terra Nova’s Definitive Proxy Statement (SEC File No. 001-32455) filed January 22, 2007 (hereinafter referred to as the “Proxy Statement”) beginning on page 56 in the section entitled “The Merger Agreement – Election of Directors; Voting Agreement” and are incorporated herein by reference.

Terra Nova also entered into an escrow agreement on February 12, 2007. The material terms of the escrow agreement are contained in the section of the Proxy Statement entitled “The Merger Agreement – Escrow Agreement” beginning on page 55 and are hereby incorporated by reference. The escrow agreement is filed as Exhibit 10.3 to this Form 8-K.

On February 12, 2007, upon the closing of the merger, the Registrant entered into separate employment agreements with Michael D. Traina, as Chief Executive Officer, and Christopher Ferguson, as President. The material terms of these agreements are discussed in the Proxy Statement beginning on page 115 in the section entitled “Employment Agreements” and are incorporated by reference herein. These agreements are filed as Exhibits 10.6 and 10.7, respectively.

Business.

The business of the Company is described in the Proxy Statement in the Section entitled “Business of ClearPoint” beginning on page 91 and that information is incorporated herein by reference.

Risk Factors.

The risks associated with the Company’s business are described in the Proxy Statement in the Section entitled “Risk Factors” beginning on page 27 and are incorporated herein by reference.

Financial Information.

Reference is made to the disclosure set forth in Section 9.01 of this Current Report on Form 8-K concerning the financial information of the Company and the Registrant. Reference is further made to the disclosure contained in the Proxy Statement in the Section entitled “ClearPoint’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 96, which is incorporated herein by reference.

Employees.

The employees of the Company are described in the Proxy Statement in the Section entitled “Business of ClearPoint – Employees” on page 95 and that information is incorporated herein by reference.

Properties.

The facilities of the Company are described in the Proxy Statement in the Section entitled “Business of ClearPoint – Facilities/Properties” on page 94 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management.

The beneficial ownership of the Registrant’s common stock immediately after the consummation of the merger is described in the Proxy Statement in the Section entitled “Beneficial Ownership of Securities” beginning on page 116 and that information is incorporated herein by reference.

Directors and Executive Officers.

The directors and executive officers the Registrant upon the consummation of the Merger Agreement are described in the Proxy Statement in the Section entitled “Directors and Executive Officers of Terra Nova Following the Merger” beginning on page 110 and that information is incorporated herein by reference.

Executive Compensation.

The executive compensation of the Registrant’s executive officers and directors is described in the Proxy Statement in the Section entitled “Directors and Executive Officers of Terra Nova Following the Merger – Compensation of Officers and Directors” beginning on page 114 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions.

The certain relationships and related party transactions of the Company are described in the Proxy Statement in the Section entitled “Certain Relationships and Related Party Transactions” beginning on page 118 and are incorporated herein by reference.

Legal Proceedings.

The legal proceedings of the Company are described in the Proxy Statement in the Section entitled “Business of ClearPoint- Legal Proceedings” beginning on page 95 and information related to such proceedings is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The market price of and dividends on the Registrant’s common stock and related stockholder matters are described in the Proxy Statement in the Section entitled “Price Range of Terra Nova Securities and Dividends” on page 123 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities.

Reference is made to the disclosure described in the Proxy Statement in the Section entitled “The Merger Agreement - Merger Consideration” beginning on page 54, which is incorporated herein by reference. The Registrant is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the merger.

Description of Registrant’s Securities to be Registered.

The description of the Registrant’s securities is contained in the Proxy Statement in the Section entitled “Description of Terra Nova Common Stock and other Securities” beginning on page 121 and is incorporated herein by reference.

Indemnification of Directors and Officers.

The Registrant’s Amended and Restated Certificate of Incorporation provides that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Company to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

“Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Financial Statements and Supplementary Data.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Company and the Registrant.

Financial Statements and Exhibits.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company and the Registrant.

Item 2.02	Results of Operations and Financial Condition.

Reference is made to the disclosure contained in the Proxy Statement in the Section entitled “ClearPoint’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 96, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure described in the Proxy Statement in the Section entitled “The Merger Agreement - Merger Consideration” beginning on page 54, which is incorporated herein by reference. The Registrant is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the merger.

Item 3.03	Material Modification to Rights of Security Holders.

Reference is made to the disclosure described in the Proxy Statement in the Section entitled “Article Sixth Amendment Proposal” on page 78, which is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure described in the Proxy Statement in the Section entitled “The Merger Agreement” beginning on page 54, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Form 8-K.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the Closing and as a result of the merger between CPBR with and into ClearPoint, all of Terra Nova’s officers and directors (other than Vahan Kololian and Brendan Calder) resigned. Messrs. Michael D. Traina, Christopher Ferguson, Michael Perrucci, Parker Drew and Harry Glasspiegel became directors of the Registrant, with Vahan Kololian becoming lead director and Brendan Calder remaining a director. In addition, Mr. Traina became Chairman of the Board and Chief Executive Officer, Mr. Ferguson became President and Secretary, Mr. Kurt Braun became Chief Financial Officer and Treasurer, Mr. Todd Warner became Chief Operating Officer and Mr. Lee W. Chung became Vice President. Reference is made to the disclosure described in the Proxy Statement in the Section entitled “Directors and Executive Officers of Terra Nova Following the Merger” beginning on page 110, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

In connection with the approval of the above described transaction, the Terra Nova stockholders adopted (i) an amendment to Terra Nova’s Certificate of Incorporation to change the name of Terra Nova to ClearPoint Business Resources, Inc., (ii) an amendment to Terra Nova’s Certificate of Incorporation to increase the number of authorized shares of Terra Nova common stock from 30,000,000 to 60,000,000, (iii) an amendment to Terra Nova’s Certificate of Incorporation to remove the preamble and sections A through D, inclusive, of Article Sixth from the Certificate of Incorporation, as those provisions are no longer operative upon consummation of the merger and (iv) the 2006 Long-Term Incentive Plan, which reserves 2,750,000 shares of common stock for issuance in accordance with the plan’s terms. The Form of Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.06	Change in Shell Company Status.

The material terms of the transaction by which CPBR merged with and into ClearPoint, whereby ClearPoint became a wholly owned subsidiary of the Registrant are described in the Proxy Statement in the Section entitled “The Merger Agreement” beginning on page 54 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Financial Statements.

The financial statements and selected financial information of the Company and the Registrant are included in the Proxy Statement in the Sections entitled “Selected Summary Historical and Pro Forma Consolidated Financial Information,” “Unaudited Pro Forma Consolidated Financial Statements” and “Index to Financial Statements” beginning on pages 20, 65 and F-1, respectively, and are incorporated herein by reference.

Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger dated August 9, 2006, by and among Terra Nova Acquisition Corporation, CPBR Acquisition, Inc., ClearPoint Business Resources, Inc. and the stockholders of ClearPoint Business Resources, Inc. (Included as Annex A of the Definitive Proxy Statement (No. 001-32455), filed January 22, 2007 and incorporated by reference herein)

3.1	Amended and Restated Certificate of Incorporation of Terra Nova Acquisition Corporation (Included as Annex B of the Definitive Proxy Statement (No. 001-32455), filed January 22, 2007 and incorporated by reference herein)

3.2	Bylaws (incorporated by reference from Exhibit 3.2 to Terra Nova’s Registration Statement on Form S-1 (File No. 122439) filed January 31, 2005)

4.1	Specimen Unit Certificate*

4.2	Specimen Common Stock Certificate*

4.3	Specimen Warrant Certificate*

4.4	Form of Unit Purchase Option (incorporated by reference from Exhibit 4.4 to Terra Nova’s Registration Statement on Form S-1 (File No. 122439) filed January 31, 2005)

4.5	Warrant Agreement (incorporated by reference from Exhibit 4.5 to Terra Nova’s Registration Statement on Form S-1 (File No. 122439) filed January 31, 2005)

4.6

Warrant Clarification Agreement between Continental Stock Transfer and Trust Company and Terra Nova Acquisition Corporation (Incorporated by reference from Terra Nova Acquisition Corporation’s Current Report on Form 8-K dated September 6, 2006 and filed with the SEC on September 12, 2006.)

4.7

Amendment to Unit Purchase Options between Terra Nova Acquisition Corporation and the holders thereof (Incorporated by reference from Terra Nova Acquisition Corporation’s Current Report on Form 8-K dated September 6, 2006 and filed with the SEC on September 12, 2006.)

10.1	Form of 2006 Long-Term Incentive Plan (Included as Annex C of the Definitive Proxy Statement (No. 001-32455), filed January 22, 2007 and incorporated by reference herein)

10.2	Form of Voting Agreement (Included as Annex D of the Definitive Proxy Statement (No. 001-32455), filed January 22, 2007 and incorporated by reference herein)

10.3	Form of Escrow Agreement (Included as Annex E of the Definitive Proxy Statement (No. 001-32455), filed January 22, 2007 and incorporated by reference herein)

10.4	Form of Tax Opinion issued to Terra Nova Acquisition Corporation (Included as Annex F of the Definitive Proxy Statement (No. 001-32455), filed January 22, 2007 and incorporated by reference herein)

10.5	Fairness Opinion issued to Terra Nova Acquisition Corporation (Included as Annex G of the Definitive Proxy Statement (No. 001-32455), filed January 22, 2007 and incorporated by reference herein)

10.6	Form of Michael D. Traina Employment Agreement (Included as Annex H of the Definitive Proxy Statement (No. 001-32455), filed January 22, 2007 and incorporated by reference herein)

10.7	Form of Christopher Ferguson Employment Agreement (Included as Annex I of the Definitive Proxy Statement (No. 001-32455), filed January 22, 2007 and incorporated by reference herein)

10.8	Kurt Braun Employment Agreement dated April 4, 2005*

10.9	Todd Warner Employment Agreement dated February 16, 2005*

10.10	Quantum Resources Corporation Stock Purchase Agreement with Mercer Staffing, Inc. and Aramark Services, Inc. dated July 29, 2005*

10.11	Form of ClearPoint Business Resources, Inc. 12% Subordinated Note Due 2008, dated March 1, 2005, in the original principal amounts of $300,000 to Optos Capital, LLC, $300,000 to Fergco Bros Partnership, and $100,000, to Richard Traina and Margaret Traina*

10.12	ClearPoint Business Resources, Inc. 9% Subordinated Note Due 2008, dated March 1, 2005, in the original principal amount of $250,000 to Optos Capital, LLC, a Pennsylvania limited liability company that is wholly-owned by Christopher B. Ferguson*

10.13	New Staff, Inc. Asset Sale and Purchase Agreement with Allied Contract Services, LLC dated June 18, 2004*

21.1	List of Subsidiaries*

99.1	Press Release announcing the Closing dated February 12, 2007*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2007

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ Michael D. Traina
Name:	Michael D. Traina
Title:	Chairman and Chief Executive Officer